UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
June 19, 2019

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Numbers of Issuing Entity: 333-166240-01, 333-189182-01, 333-208463 and 333-230197-02
Central Index Key Number of Issuing Entity: 0001282663

World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Numbers of Issuer of the Collateral Certificate: 333-166240-02, 333-189182-02, 333-208463-02 and 333-230197-01
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Numbers of Depositor: 333-166240, 333-189182, 333-208463-01 and 33-230197
Central Index Key Number of Depositor: 0001139552

Comenity Bank
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001007254

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3075 Loyalty Circle, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01.      Entry into Material Definitive Agreement.

WFN Credit Company, LLC (the “Depositor”) entered into an Underwriting Agreement, dated June 19, 2019 (the “Underwriting Agreement”), among the Depositor, Comenity Bank (the “Bank”) and J.P. Morgan Securities LLC, BNP Paribas Securities Corp., Fifth Third Securities, Inc. and SMBC Nikko Securities America, Inc., each as an underwriter of the Class A Asset Backed Notes, Series 2019-B (the “Class A Notes”) and Class M Asset Backed Notes, Series 2019-B (together with the Class A Notes, the “Offered Notes”) and as a representative of the several underwriters of the Class A Notes issued by World Financial Network Credit Card Master Note Trust (the “Issuer”) and described in the Prospectus dated June 19, 2019. Subject to the terms and conditions set forth in the Underwriting Agreement, the Depositor agreed to sell to the underwriters identified therein, and each of such underwriters has severally agreed to purchase, the principal amount of Offered Notes set forth opposite its name in Schedule A to the Underwriting Agreement. A copy of the Underwriting Agreement is filed with this Form 8-K as Exhibit 1.1.

Item 8.01.     Other Events.

In order to facilitate the issuance of the Offered Notes (and certain retained notes), the Depositor will cause the Issuer to enter into a Series 2019-B Indenture Supplement (the “Indenture Supplement”), to be dated on or about June 26, 2019, by and between the Issuer and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.), as successor in interest to The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (the “Indenture Trustee”), pursuant to the Master Indenture (as amended), by and between the Issuer and the Indenture Trustee, dated as of August 1, 2001. A copy of the form of Indenture Supplement that the Issuer intends to execute is filed with this Form 8-K as Exhibit 4.1.

In connection with the issuance of the Offered Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3. Such certifications are being filed with this Form 8-K as Exhibit 36.1 in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

The Registrant is also filing with this Form 8-K Exhibits 5.1 and 8.1 in connection with the issuance of the Offered Notes.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement for the Offered Notes, dated June 19, 2019

4.1	Form of Indenture Supplement, to be dated on or about June 26, 2019

5.1	Opinion of Mayer Brown LLP with respect to legality of the Offered Notes, dated June 21, 2019

8.1	Opinion of Mayer Brown LLP with respect to tax matters with respect to the Offered Notes, dated June 21, 2019

36.1	Depositor Certification, dated June 19, 2019, for shelf offerings of asset-backed securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 21, 2019	WFN Credit Company, LLC, as depositor

	By:	/s/ Michael Blackham
	Name:	Michael Blackham
	Title:	Treasurer